SUPPLEMENT DATED APRIL 23, 2012 TO THE

PROSPECTUSES DATED JUNE 29, 2011 AND

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 2012

OF

COLUMBIA RETIREMENT PLUS SERIES

ON BEHALF OF

Columbia Retirement Plus 2010 Fund

Columbia Retirement Plus 2015 Fund

Columbia Retirement Plus 2020 Fund

Columbia Retirement Plus 2025 Fund

Columbia Retirement Plus 2030 Fund

Columbia Retirement Plus 2035 Fund

Columbia Retirement Plus 2040 Fund

Columbia Retirement Plus 2045 Fund

(EACH A FUND, AND COLLECTIVELY, THE FUNDS)

The Board of Trustees of the Funds (the Board) has approved a proposal to pursue a liquidation of each of the Funds, subject to certain conditions, including final approval by the Board of the definitive terms of the Funds’ Plan of Liquidation and Termination (the Plan).

Effective at the close of business on April 27, 2012 (the Closing Date), the Funds are no longer open to new investors. Shareholders who opened and funded an account with a Fund as of the close of business on this date (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of a Fund, including purchases by existing plan-level retirement accounts relating to new or existing participants in such plans seeking to invest in a Fund. Effective April 24, 2012, any applicable contingent deferred sales charges will be waived on redemptions and exchanges out of the Funds.

Assuming final Board approval of the Plan, it is anticipated that the redemption of all shares of each of the Funds would occur on or about August 27, 2012 (the Liquidation Date). Shareholders of a Fund may also redeem their investments in a Fund at any time prior to the Liquidation Date.

As of the close of business on the business day preceding the Liquidation Date, the Funds will not accept any orders for the purchase of or exchange for shares of any of the Funds. Orders for the purchase of or exchange for shares of any of the Funds may, in a Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Fund.

In light of the anticipated liquidation, the Funds may no longer be a suitable vehicle with which to pursue your retirement goals, and other investment options should be considered.

S-6507-18 A (4/12)